UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2004

SUNSET FINANCIAL RESOURCES, INC.

(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-32026 (Commission file number)	16-1685692 (I.R.S. Employer Identification Number)

10245 Centurion Parkway North, Jacksonville, Florida 32256
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (904) 288-9330

SIGNATURE
INDEX TO EXHIBITS
Press Release

Item 5. Other Events.

Attached as Exhibit 99.1 is a press release issued by the registrant on April 12, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release issued April 12, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2004

SUNSET FINANCIAL RESOURCES, INC.
By:	/s/ John Bert Watson
John Bert Watson
Chairman, President and Chief Executive Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release issued April 12, 2004